                                                                    EXHIBIT H(6)

                                 THIRD AMENDMENT

                THIRD AMENDMENT (this "Amendment"), dated as of September 14, 2001, among the separate mutual fund portfolios party to the hereinafter defined Credit Agreement (the "Borrowers"), the lending institutions from time to time party to the Credit Agreement (the "Banks"), Mellon Bank N.A. and Citibank N.A., as Co-Syndication Agents, State Street Bank and Trust Company, as Operations Agent, and Deutsche Bank AG, New York Branch, as Administrative Agent (together with the Operations Agent, the "Agents"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

                WHEREAS, the Borrowers, the Banks and the Agents are parties to a Credit Agreement, dated as of March 11,1999 (as amended to date, the "Credit Agreement"):

                WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement to provide for the additional Commitments described herein, and the Banks party hereto have agreed to the amendments specified herein on the terms, and subject to the conditions, set forth herein;

                NOW, THEREFORE, it is agreed:

                1. On and as of the Amendment Effective Date, (i) each Bank party to this Amendment and whose name appears on Annex I hereto accepts for itself such additional Commitments under and pursuant to the Credit Agreement as are listed adjacent to such Bank's name on said Annex I (the "Additional Commitments") and (ii) Schedule II to the Credit Agreement shall be deemed amended by replacing the text of said Schedule II in its entirety with the text of Annex II to this Amendment; provided that, notwithstanding anything to the contrary contained in the Credit Agreement, all Additional Commitments described above in this Section 1 shall terminate on December 31, 2001 (and Schedule II to the Credit Agreement shall be deemed amended at such time to reflect such reduction in the Total Commitment and the Commitment of each Bank with an Additional Commitment hereunder), whereupon the Borrowers shall be required to repay principal of Loans to the extent required by, and in accordance with the provisions of, Section 3.02 of the Credit Agreement. All such Additional Commitments extended pursuant to this Amendment shall, except as expressly stated above, be subject to the terms of the Credit Agreement on the same basis as all existing Commitments, including, without limitation, the provisions of Sections 2, 3 and 9 thereof.

                2. In order to induce the Banks and the Agents to enter into this Amendment, each of the Borrowers hereby represents and warrants that
(a) no Default or Event of Default exists as of the date hereof both before and after giving effect to this Amendment and (b) as of the date hereof, both before and after giving effect to this Amendment, all representations and warranties of such Borrower contained in the Credit Agreement are true and correct in all material respects.

                3. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Agents or any of them may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any of the instruments or agreements referred to therein. On and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document shall be deemed to be references to the Credit Agreement as amended hereby.

                4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agents.

                5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                6. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrowers, the Required Banks (calculated immediately prior to giving effect to this Amendment), and each Bank listed on Annex I to this Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip-Daniels; facsimile number
(212) 354-8113.

                                     * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                            AUTHORIZED OFFICER, on behalf of
                                             each Borrower

                                            By /s/ Grace Torres
                                               ------------------------------
                                               Name: GRACE TORRES
                                               Title: TREASURER

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered on its behalf of as of the date first above written.


                                            AUTHORIZED OFFICER, on behalf of
                                             each Borrower

                                            By
                                               ------------------------------
                                               Name:
                                               Title:

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                             as Administrative Agent

                                            By /s/ Alan Krouk
                                               ------------------------------
                                               Name: Alan Krouk
                                               Title: Vice President

                                            By /s/ Jean M. Hannigan
                                               ------------------------------
                                               Name: Jean M. Hannigan
                                               Title: Director

                                            DEUTSCHE BANK AG, NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES

                                            By /s/ Alan Krouk
                                               ------------------------------
                                               Name: Alan Krouk
                                               Title: Vice President

                                            By /s/ Jean M. Hannigan
                                               ------------------------------
                                               Name: Jean M. Hannigan
                                               Title: Director

                                           STATE STREET BANK AND TRUST
                                            COMPANY, Individually and as
                                            Operations Agent

                                           By /s/ Anne Marie Gualtieri
                                              -------------------------------
                                              Name: ANNE MARIE GUALTIERI
                                              Title: VICE PRESIDENT

                                           CITIBANK, N.A., Individually
                                            and as Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK N.A., Individually and as
                                            Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           BNP Paribas

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By /s/
                                              -------------------------------
                                              Name:
                                              Title:

                                           DANSKE BANK A/S

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           STATE STREET BANK AND TRUST
                                            COMPANY, Individually and as
                                            Operations Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           CITIBANK, N.A., Individually
                                            and as Co-Syndication Agent

                                           By /s/ Maria Hackley
                                              -------------------------------
                                              Name: MARIA HACKLEY
                                              Title: VICE PRESIDENT

                                           MELLON BANK N.A., Individually and as
                                            Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           BNP Paribas

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           DANSKE BANK A/S

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           STATE STREET BANK AND TRUST
                                            COMPANY, Individually and as
                                            Operations Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           CITIBANK, N.A., Individually
                                            and as Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK N.A., Individually and as
                                            Co-Syndication Agent

                                           By /s/ Marla A. DeYulis
                                              -------------------------------
                                              Name: Marla A. DeYulis
                                              Title: Lending Officer

                                           BNP Paribas

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           DANSKE BANK A/S

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           STATE STREET BANK AND TRUST
                                            COMPANY, Individually and as
                                            Operations Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           CITIBANK, N.A., Individually
                                            and as Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK N.A., Individually and as
                                            Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           BNP Paribas

                                           By /s/ Laurent Venderzyppe
                                              -------------------------------
                                              Name: Laurent Venderzyppe
                                              Title: Vice President

                                           By /s/ Phil Truesdole
                                              -------------------------------
                                              Name: Phil Truesdole
                                              Title: Director

                                           DANSKE BANK A/S

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                            STATE STREET BANK AND TRUST
                                            COMPANY, Individually and as
                                            Operations Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           CITIBANK, N.A., Individually
                                            and as Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           MELLON BANK N.A., Individually and as
                                            Co-Syndication Agent

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           BNP Paribas

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           By
                                              -------------------------------
                                              Name:
                                              Title:

                                           DANSKE BANK A/S

                                           By /s/ George Neofitidis
                                              -------------------------------
                                              Name: GEORGE NEOFITIDIS
                                              Title: VICE PRESIDENT

                                           By /s/ John A. O'Neill
                                              -------------------------------
                                              Name: JOHN A. O'NEILL
                                              Title: ASSISTANT GENERAL MANAGER

                                                                         ANNEX I

                             ADDITIONAL COMMITMENTS

Bank                                               Amount
-----------------------------------            -------------

Deutsche Bank AG, New York and/or              $ 120,000,000
Cayman Islands Branches

Slate Street Bank and Trust Company            $ 100,000,000

Citibank, N.A.                                 $ 100,000,000

Mellon Bank N.A.                               $  50,000,000

BNP Paribas                                    $  50,000,000

------------------------------------------------------------
TOTAL                                          $ 420,000,000

                                                                        ANNEX II

                                   COMMITMENTS

Name of Bank                                                       Commitment
---------------------------------------------------------         -------------

Deutsche Bank AG, New York and/or Cayman Islands Branches         $ 235,000,000

State Street Bank and Trust Company                               $ 200,000,000

Citibank, N.A.                                                    $ 200,000,000

Mellon Bank N.A.                                                  $ 120,000,000

BNP Paribas                                                       $ 100,000,000

Danske Bank A/S                                                   $  75,000,000

--------------------------------------------------------------------------------
TOTAL                                                             $ 930,000,000